EXECUTION COPY

           FIRST AMENDMENT TO VOTING RIGHTS AND FORBEARANCE AGREEMENT

         This First Amendment to Voting Rights and Forbearance Agreement (this "Amendment") is made this 19 day of October, 2000 by and among (i) Amalgamated Collateral Trust, a Delaware business trust (the "SPT") created pursuant to the Deposit Trust Agreement (the "Deposit Trust Agreement") dated as of May 14, 1997 between ASC Holdings, Inc., a Utah corporation ("Amalgamated"), Wilmington Trust Company, as Resident Trustee (as defined on the Deposit Trust Agreement), and Amalgamated, as Company Trustee (as defined on the Deposit Trust Agreement),
(ii) Amalgamated, as holder of the Certificate of Beneficial Interest issued by the SPT, (iii) Amalgamated, as the Company Trustee under the Deposit Trust Agreement, and (iv) First Security Bank, National Association, as Collateral Agent (the "Collateral Agent") under the Collateral Agency Agreement dated as of May 14, 1997 among Snake River Sugar Company, an Oregon agricultural cooperative ("Snake River"), the Collateral Agent and the purchasers (the "Purchasers") referred to in the Note Purchase Agreements dated May 14, 1997, as such may be amended or modified from time to time (the "Note Purchase Agreement"), between the Purchasers and Snake River. Terms defined in the Note Purchase Agreements and not otherwise defined herein shall have the meanings provided in the Note Purchase Agreements.

                             PRELIMINARY STATEMENTS

         The parties to this Amendment are parties to a Voting Rights and Forbearance Agreement dated as of May 14, 1997 (the "Voting Rights Agreement").

         The parties hereto have agreed to amend certain documents related to the Voting Rights Agreement and wish to clarify that the Voting Rights Agreement pertains to those related documents as amended.

         NOW, THEREFORE, in consideration of the foregoing and for other good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       The Voting Rights Agreement shall be amended as follows:

                  (a) All references to the "Company Agreement" in the Voting Rights Agreement shall be to said Company Agreement as such may be amended or modified from time to time.

                  (b) All references to the "Note Purchase Agreements" in the Voting Rights Agreement shall be to said Note Purchase Agreements as such may be amended or modified from time to time.

                  (c) All references to the "Senior Notes" in the Voting Rights Agreement shall be to said Senior Notes as such may be amended or modified from time to time.


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2.  Representations and Warranties.  Each of the parties represents and warrants that the execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action and do not and will not contravene or conflict with any provision of law applicable to such party, the charter, declaration of trust or bylaws of such party, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon such party, and the Voting Rights Agreement, as amended as of the date hereof, is a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

3. Condition Precedent. The execution and delivery of that certain Master Agreement dated October 19, 2000, by and among the parties hereto, among others, shall be a condition precedent to the initial effectiveness of this Amendment.

4.       General Provisions.

                  (a) All of the covenants and agreements contained in this Amendment shall be binding upon, and inure to the benefit of, the respective parties and their successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

                  (b) This Amendment, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (c)  This   Amendment   may  be   executed   in  one  or  more
         counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (d) No amendment, modification, termination or waiver of any provision of this Amendment, and no consent to any departure by the Company Trustee therefrom, shall in any event be effective unless the same shall be in writing and signed by the other parties hereto and, in the case of any such amendment or modification, by the Company Trustee. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  (e) If any provision of this Amendment shall be declared void or unenforceable by any court or administrative board of competent jurisdiction, such provision shall be deemed to have been severed from the remainder of this Amendment, and this Amendment shall continue in all other respects to be valid and enforceable.

                  (f) Nothing herein shall limit in any way the rights and remedies of the Collateral Agent under any of the Pledge Agreements.

                  (g) Except as specifically amended by this Amendment, the Voting Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed.





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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment to be effective as of the date first above written.

                           AMALGAMATED COLLATERAL TRUST

                           By:      Wilmington Trust Company, not in
                                     its individual capacity but solely as
                                     Trustee


                           By: /s/ Charisse L. Rodgers
                           -----------------------------------

                           Name:
                           -----------------------------------

                           Title:
                           -----------------------------------


                           ASC HOLDINGS, INC., individually and as
                            Company Trustee


                           By:      /s/ Steven L. Watson
                           --------------------------------------------

                           Name:    Steven L. Watson

                           Title:   President


                           FIRST SECURITY BANK, NATIONAL
                           ASSOCIATION, as Collateral Agent


                           By:      /s/ C. Scott Nielsen
                           --------------------------------------------

                           Name:
                           --------------------------------------------

                           Title
                           --------------------------------------------


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         As of the first date written above, The Amalgamated  Sugar Company LLC, a Delaware limited liability company (the "Company"), hereby acknowledges and agrees to be bound by the terms and provisions of the foregoing First Amendment to Voting Rights and Forbearance Agreement; provided, however, that the Company shall neither be a party to, nor a third party beneficiary of, the foregoing agreement.

                           THE AMALGAMATED SUGAR
                            COMPANY LLC


                           By:      /s/ David L. Budge
                           --------------------------------------------

                           Name:
                           --------------------------------------------

                           Title:
                           --------------------------------------------